April 28, 2011


Securities and Exchange Commission
Public Filing Desk
100 F Street, NE
Washington, DC  20549


Re:   Touchstone Funds Group Trust
      Files Nos. 33-70958 and 811-8104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust ("Registrant"), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated April 19, 2011, to the Prospectus dated January 28, 2011, for the Touchstone Total Return Bond Fund (the "Fund"). The purpose of the filing is to submit the 497(e) filing dated April 19, 2011 (Accession No. 0001144204-11-022891) in XBRL for the Fund.

If you have any questions about this matter please contact the undersigned at 513.878.4066.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/ Jay S. Fitton

Jay S. Fitton
Secretary